UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 21, 2016
(Date of Report/Date of earliest event reported)

SENSIENT TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

WISCONSIN	1-7626	39-0561070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5304
(Address and zip code of principal executive offices)

(414) 271-6755
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 21, 2016, John L. Hammond retired as Senior Vice President, General Counsel and Secretary of Sensient Technologies Corporation (the “Company”) and John J. Manning became Vice President, General Counsel and Secretary of the Company. Mr. Manning previously served as Vice President and Assistant General Counsel of the Company since January 2013.

In satisfaction of the disclosure required by Items 401(b) and 401(e) of Regulation S-K, the section of the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 25, 2016, entitled “Executive Officers of the Registrant” is incorporated by reference herein. In satisfaction of the disclosure required by Items 401(d) and 404(a) of Regulation S-K, the section of the Company's 2016 Proxy Statement, filed with the Securities and Exchange Commission on March 11, 2016, entitled “Transactions with Related Persons” is incorporated by reference herein.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE OF FISCAL YEAR.

On April 21, 2016, the Board of Directors (the “Board”) of the Company amended the first sentence of Section 3.2(a) of the By-Laws to provide that the number of directors of the corporation shall be ten (10), and amended paragraph 2 of the Corporate Governance Guidelines to provide that the Board shall be comprised of 10 directors, each effective immediately.

The By-Laws and Corporate Governance Guidelines, as amended, were promptly posted on the Company’s website, www.sensient.com.

The foregoing description of the amendment to the By-Laws does not purport to be complete and is qualified in its entirety by reference to the Sensient Technologies Corporation Amended and Restated By-Laws as amended as of April 21, 2016, which is filed as Exhibit 3.2 to this Current Report on Form 8-K.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Company’s 2016 Annual Meeting of Shareholders, held on April 21, 2016, the following actions were taken:

The following Directors were each elected for a one-year term of office:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Hank Brown	39,161,878	471,698	1,610,751
Dr. Joseph Carleone	39,241,883	391,693	1,610,751
Edward H. Cichurski	39,239,771	393,805	1,610,751
Dr. Fergus M. Clydesdale	38,784,514	849,062	1,610,751
Dr. Mario Ferruzzi	39,241,691	391,885	1,610,751
Dr. Donald W. Landry	39,250,658	382,918	1,610,751
Paul Manning	38,505,570	1,128,006	1,610,751
Deborah McKeithan-Gebhardt	39,250,426	383,150	1,610,751
Dr. Elaine R. Wedral	39,245,608	387,968	1,610,751
Essie Whitelaw	38,780,000	853,576	1,610,751

The compensation of the Company’s named executive officers was approved by shareholders in an advisory vote, with 38,581,223 shares voted for, 893,380 shares voted against, 158,973 shares abstaining and 1,610,751 broker non-votes.

The shareholders also approved a proposal by the Board of Directors to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors to conduct the annual audit of the consolidated financial statements of the Company and its subsidiaries for the year ending December 31, 2016. The shareholders cast 40,896,209 votes in favor of this proposal, 269,881 votes against, and there were 78,237 shares abstaining.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit 3.2:	Sensient Technologies Corporation Amended and Restated By-Laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION (Registrant)

By:	/s/ John J. Manning
Name:	John J. Manning
Title:	Vice President, General Counsel and Secretary
Date:	April 25, 2016

EXHIBIT INDEX

Exhibit 3.2:	Sensient Technologies Corporation Amended and Restated By-Laws.